UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 1, 2006 (January 30, 2006)
Date of Report (Date of earliest event reported)
TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5949 Sherry Lane, Suite 1400
Dallas, Texas 75225
(Address of principal executive offices)
(972) 713-3700
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On January 30, 2006, Tyler Technologies, Inc. entered into a Stock Purchase Agreement with all of the stockholders of MazikUSA, Inc. pursuant to which Tyler Technologies, Inc. acquired all of the issued and outstanding capital stock of MazikUSA, Inc. for an aggregate purchase price of $12,000,000, consisting of $9,500,000 cash and $2,500,000 of Tyler common stock. The transactions contemplated by the Stock Purchase Agreement were consummated on January 30, 2006. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1, which agreement is incorporated herein by reference.

Exhibit Number	Exhibit Description
10.1	Stock Purchase Agreement by and between Tyler Technologies, Inc. and all of the Stockholders of MazikUSA, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.
Date: January 30, 2006	By:	/s/ Brian K. Miller
Brian K. Miller
Senior Vice President and Chief Financial Officer (principal financial officer)